================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2008

                        Nobel Learning Communities, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                        1-10031               22-2465204
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation or                                     Identification No.)
       organization)


        1615 West Chester Pike, West Chester, PA                   19382
          (Address of principal executive offices)               (Zip Code)

  Registrant's telephone number, including area code:         (484) 947-2000


         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01  Regulation FD Disclosure

      On November 7, 2008, the Registrant issued a press release announcing that its Board of Directors' has decided to undertake a process to determine whether a sale transaction at the current time is in the best interest of its stockholders. The Board's decision was based on the recommendation of a committee of independent directors, which was advised by J.P. Morgan Securities Inc., the Company's financial adviser.

Item 9.01. Financial Statements and Exhibits

      (d)   Exhibits

Number      Description of Document

99.1 Press release dated November 7, 2008 announcing process to determine possible sale.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caut 6 0 sed this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Nobel Learning Communities, Inc.
                                   (Registrant)

November 7, 2008                   By:     /s/ George H. Bernstein
                                           ------------------------------------
                                   Name:   George H. Bernstein
                                   Title:  President and Chief Executive Officer